Subsequent Events	3 Months Ended
Mar. 31, 2021
Subsequent Events
Subsequent Events

20.  Subsequent Events

We evaluated subsequent events and transactions that occurred after the condensed consolidated balance sheet date up to the date that the condensed consolidated financial statements were issued. Based upon this review, other than described below, we did not identify any subsequent events that would have required adjustment or disclosure in the condensed consolidated financial statements.

On April 1, 2021, we entered into an Aircraft Purchase Agreement (the “APA”) with an unaffiliated, private, third-party seller (“Seller”). Pursuant to the APA, Seller agreed to sell, transfer and deliver to us, and we agreed to purchase, one used aircraft together with all engines, auxiliary power units, parts, items of equipment, instruments, components and accessories installed therein or thereon (the “Aircraft”), along with certain other assets related to the Aircraft as set forth in the APA. The APA provides for an aggregate purchase price for the Aircraft of $12.0 million, which includes a generally non-refundable deposit of $0.5 million, and the balance of the purchase price to be paid in full at the closing of the sale of the Aircraft. We will also bear the costs of inspecting and testing the Aircraft prior to closing. In addition, the APA includes customary events of default. In the event of a Seller default under the APA, we will generally be entitled to recover our deposit and liquidated damages of $0.3 million. In the event of a Company default under the APA, Seller will be entitled to retain our deposit as liquidated damages.

In April 2021, Chardan Capital Markets, LLC (“Chardan”) exercised its unit purchase option, on a cashless basis, with respect to all 344,988 units thereunder for the issuance of 247,976 shares of our common stock, in accordance with the cashless exercise provisions of the unit purchase option.